Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Media contact:
February 25, 2015	Bob Varettoni
908-559-6388
robert.a.varettoni@verizon.com

Verizon Announces Pricing Terms of Exchange Offers

NEW YORK — Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ; LSE: VZC) today announced the pricing terms of its previously announced seven separate private offers to exchange (the “Exchange Offers”) specified series of debt securities issued by Verizon and by GTE Corporation (a subsidiary of Verizon) (collectively, the “Old Notes”) for new debt securities to be issued by Verizon (the “New Notes”) and, in the case of the 6.94% debentures due 2028 of GTE Corporation (the “GTE Debentures”), cash, each in accordance with the terms of the Exchange Offers.

The Exchange Offers consist of the following:

(a)	an offer to exchange the 5.15% notes due 2023 of Verizon for new notes due 2036 of Verizon (the “New Notes due 2036”), provided that the principal amount of New Notes due 2036 to be issued in such Exchange Offer on an aggregate basis shall not exceed $3,000,000,000 (the “2036 Maximum Exchange Amount”) (the “2036 Exchange Offer”);

(b)	(i) an offer to exchange the 6.90% notes due 2038 of Verizon;

(ii)	an offer to exchange the 6.40% notes due 2038 of Verizon;

(iii)	an offer to exchange the 6.40% notes due 2033 of Verizon;

Verizon News Release, page 2

(iv)	an offer to exchange the 6.25% notes due 2037 of Verizon; and

(v)	an offer to exchange the GTE Debentures;

in each case, for new notes due 2048 of Verizon (the “New Notes due 2048”) and, in the case of the GTE Debentures, cash, provided that the principal amount of New Notes due 2048 to be issued in such Exchange Offers on an aggregate basis shall not exceed $4,500,000,000 (the “2048 Maximum Exchange Amount”) (collectively, the “2048 Exchange Offers”); and

(c) an offer to exchange the 6.55% notes due 2043 of Verizon for new notes due 2055 of Verizon (the “New Notes due 2055”), provided that the principal amount of New Notes due 2055 to be issued in such Exchange Offer on an aggregate basis shall not exceed $5,000,000,000 (the “2055 Maximum Exchange Amount”) (the “2055 Exchange Offer”). Each of the 2036 Maximum Exchange Amount, the 2048 Maximum Exchange Amount and the 2055 Maximum Exchange Amount is referred to herein as a “Maximum Exchange Amount.”

The Exchange Offers are being conducted by Verizon upon the terms and subject to the conditions set forth in a confidential offering memorandum, dated February 11, 2015 (the “Offering Memorandum”), including, in the case of the 2048 Exchange Offers, the acceptance priority levels and, in the case of all Exchange Offers, possible proration, as described in the Offering Memorandum.

The tables below indicate, among other things, the Total Exchange Price (as defined below) for each $1,000 principal amount of each series of Old Notes accepted in the Exchange Offers (as calculated at 11:00 a.m. (New York City time) on February 25, 2015 (the “Price Determination Date”) in accordance with the Offering Memorandum):

2036 Exchange Offer

CUSIP Number	Title of Security	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Price Determination Date	Fixed Spread (basis points)	Exchange Offer Yield	Total Exchange Price(1)
92343VBR4	5.15% notes due 2023	2.250% due 11/15/24	1.975%	+108	3.055%	$1,155.88

2048 Exchange Offers

							Composition of Total Exchange Price
CUSIP Number	Title of Security	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Price Determination Date	Fixed Spread (basis points)	Exchange Offer Yield	Total Exchange Price(2)	Cash Amount(3)	New Notes Amount(1)

92343VAP9	6.90% notes due 2038(4)	3.125% due 8/15/44	2.572%	+178	4.352%	$1,368.75	N/A	$1,368.75
92343VAK0	6.40% notes due 2038(4)	3.125% due 8/15/44	2.572%	+178	4.352%	$1,295.14	N/A	$1,295.14
92343VBS2	6.40% notes due 2033(4)	3.125% due 8/15/44	2.572%	+153	4.102%	$1,295.96	N/A	$1,295.96
92343VAF1	6.25% notes due 2037(4)	3.125% due 8/15/44	2.572%	+167	4.242%	$1,285.74	N/A	$1,285.74
362320BA0	6.94% debentures due 2028(5)	3.125% due 8/15/44	2.572%	+132	3.892%	$1,310.24	$100.00	$1,210.24

Verizon News Release, page 3

2055 Exchange Offer

CUSIP Number	Title of Security	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Price Determination Date	Fixed Spread (basis points)	Exchange Offer Yield	Total Exchange Price(1)

92343VBT0	6.55% notes due 2043	3.125% due 8/15/44	2.572%	+183	4.402%	$1,346.92

(1)	Payable in principal amount of the applicable series of New Notes per each $1,000 principal amount of the specified series of Old Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date (as defined below) and accepted for exchange. The Total Exchange Price for each series of Old Notes is inclusive of the applicable Early Participation Payment for such series.
(2)	Payable in principal amount of the applicable series of New Notes (and in the case of the GTE Debentures, in a combination of New Notes due 2048 and the Cash Amount (as defined below)) per each $1,000 principal amount of the specified series of Old Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange.
(3)	Cash payment payable as a portion of the Total Exchange Price equal to $100.00 per each $1,000 principal amount of GTE Debentures validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange (the “Cash Amount”). The Cash Amount excludes accrued and unpaid interest on the GTE Debentures, which will be payable in addition to the applicable Total Exchange Price. The balance of the Total Exchange Price for the GTE Debentures is payable in principal amount of New Notes due 2048 per each $1,000 principal amount of GTE Debentures validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange.
(4)	Issued by Verizon.
(5)	Issued by GTE Corporation, a subsidiary of Verizon.

The table below indicates the interest rate (the “New Notes Coupon”) for each series of New Notes to be issued by Verizon pursuant to the Exchange Offers (as calculated at the Price Determination Date in accordance with the Offering Memorandum):

New Notes	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security at Price Determination Date	Spread (basis points)	New Notes Coupon
New Notes due 2036	3.125% due 8/15/44	2.572%	+170	4.272%
New Notes due 2048	3.125% due 8/15/44	2.572%	+195	4.522%
New Notes due 2055	3.125% due 8/15/44	2.572%	+210	4.672%

The Exchange Offers will expire at 11:59 p.m. (New York City time) on March 11, 2015, unless extended by Verizon (the “Expiration Date”). Eligible Holders (as defined below) that validly tender and do not validly withdraw their Old Notes at or prior to 5:00 p.m. (New York City time) on February 25, 2015 (as the same may be extended by Verizon, the “Early Participation Date”) will be eligible to receive the applicable Total Exchange Price (the “Total Exchange Price”) set forth in the corresponding tables above, which includes the applicable early participation payment for the tendered Old Notes set forth in the Offering Memorandum (the “Early Participation Payment”). Eligible Holders of Old Notes who validly tender after the Early Participation Date, but at or prior to the Expiration Date, will be eligible to receive the applicable Exchange Price, which is the applicable Total Exchange Price minus the applicable Early Participation Payment (the “Exchange Price”), as set forth in the corresponding tables above. For each series of Old Notes, other than the GTE Debentures, the Total Exchange Price and Exchange Price will be paid in a principal amount of applicable New Notes equal to such Total Exchange Price or Exchange Price, respectively. For the GTE Debentures, the Total Exchange Price will consist, in part, of a cash payment equal to $100.00 per each $1,000 principal amount of GTE Debentures validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange (the “Cash Amount”). The balance of the Total Exchange Price for the GTE Debentures is payable in principal amount of New Notes due 2048 per each $1,000 principal amount of GTE Debentures validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange. The Exchange Price for the GTE Debentures will be paid in the same manner as the Total Exchange Price except that the principal amount of New Notes due 2048 will be reduced by the applicable Early Participation Payment.

Tenders of Old Notes in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m. (New York City time) on February 25, 2015, unless extended by Verizon (the “Withdrawal Date”), but not thereafter, unless additional withdrawal rights are required by law. Subject to applicable

Verizon News Release, page 4

law, Verizon, in its sole discretion, may extend the Early Participation Date or the Expiration Date for any reason, with or without extending the Withdrawal Date.

In addition to the applicable Total Exchange Price or applicable Exchange Price, Eligible Holders whose Old Notes are accepted for exchange will be paid accrued and unpaid interest on such Old Notes to, but not including, the Settlement Date (as defined below).

Consummation of the Exchange Offers is subject to the satisfaction of certain conditions, including (1) certain customary conditions, including the absence of certain adverse legal and market developments and (2) the Accounting Treatment Condition (as described in the Offering Memorandum). No Exchange Offer is conditioned upon any minimum amount of Old Notes being tendered or the consummation of any other Exchange Offer, and, subject to applicable law, each Exchange Offer may be amended, extended or terminated individually.

The “Settlement Date” for the Exchange Offers will be promptly following the Expiration Date and is expected to be March 13, 2015, which is the second business day after the Expiration Date. Verizon will not receive any cash proceeds from the Exchange Offers.

The Exchange Offers are being extended only (1) to holders of Old Notes that are “Qualified Institutional Buyers” as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to holders of Old Notes other than “U.S. persons” (as defined in Rule 902 under Regulation S of the U.S. Securities Act) and who are not acquiring New Notes for the account or benefit of a U.S. person, in offshore transactions in compliance with Regulation S under the U.S. Securities Act, and who are “Non-U.S. qualified offerees” (as defined in the Offering Memorandum) (each of the foregoing, an “Eligible Holder”), and in each case who have certified in an eligibility letter certain matters to Verizon, including the above status. Only Eligible Holders who have completed and returned an eligibility letter are authorized to receive the Offering Memorandum and to participate in the Exchange Offers. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholder Services Corporation toll-free at (866) 470-3800 or at (212) 430-3774 (banks and brokerage firms).

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from an Eligible Holder in order for that Eligible Holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers before the deadlines specified herein and in the Offering Memorandum. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

If and when issued, the New Notes will not be registered under the U.S. Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

Verizon News Release, page 5

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

####

Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “hopes” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: adverse conditions in the U.S. and international economies; the effects of competition in the markets in which we operate; material changes in technology or technology substitution; disruption of our key suppliers’ provisioning of products or services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; our high level of indebtedness; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or treaties, or in their interpretation; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; and the inability to implement our business strategies.